SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2005
MERCURY AIR GROUP, INC.
(Exact name of Registrant as specified in Charter)

DELAWARE	1-7134	11-1800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
5456 McConnell Avenue, Los Angeles, CA 90066
(Address of Principal Executive Offices/Zip Code)
Registrant’s telephone number, including area code: (310) 827-2737
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     Please see the disclosure in Item 8.01 below.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
     Please see the disclosure in Item 8.01 below.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
     Please see the disclosure in Item 8.01 below.

ITEM 8.01	OTHER EVENTS
     On September 16, 2005, Mercury Air Group, Inc. (the “Company”) issued a press release announcing that, on September 16, 2005, it filed with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation to effect a 1-for-501 reverse stock split of the Company’s common stock immediately followed by a 501-for-1 forward stock split of the Company’s common stock (the “Reverse/Forward Stock Split”). The Reverse/Forward Stock Split took effect at 6:00 p.m. (Eastern Daylight Time) Friday, September 16, 2005.
     Stockholders owning fewer than 501 shares of the Company’s common stock immediately prior to the Reverse/Forward Stock Split will receive cash at a price of $4.00 per share owned by such stockholders immediately prior to the Reverse/Forward Stock Split. Stockholders owning 501 or more shares of the Company’s common stock immediately prior to the Reverse/Forward Stock Split will continue to own the same number of shares of the Company’s common stock immediately after the consummation of the Reverse/Forward Stock Split as they did immediately before the transaction.
     Based on information available to the Company, the number of holders of record of the Company’s common stock has been reduced to fewer than 300 as a result of the Reverse/Forward Stock Split, and the Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on September 19, 2005, in order to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. Upon the filing of the Form 15, the Company will no longer be required to file periodic reports with the SEC, including annual reports on Form 10-K and quarterly reports on Form 10-Q, and will no longer be subject to the SEC’s proxy rules. In addition, the Company has requested that the American Stock Exchange delist the Company’s common stock prior to the opening of the market on September 19, 2005.

     Following delisting by the American Stock Exchange, Mercury’s common stock will immediately become listed on the pink sheets. Mercury will provide reports as to its financial condition and results of operations which may be accessed at www.pinksheets.com.
     A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.
99.1	Press Release of Mercury Air Group, Inc., dated September 16, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005	MERCURY AIR GROUP, INC.
	By:	/s/ Kent Rosenthal
Kent Rosenthal
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Mercury Air Group, Inc., dated September 16, 2005.